STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS - EBP 003 - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Investments
Investment in Master Trust (Note 3)	$ 1,611,688	$ 1,518,635
Receivables
Member contributions	2,843	2,872
Employer contributions	1,346	1,631
Notes receivable from members	18,588	17,764
Total Assets	1,634,465	1,540,902
LIABILITIES
Accrued expenses	271	486
Total Liabilities	271	486
Net Assets Available for Benefits	$ 1,634,194	$ 1,540,416